                           COMMON STOCK PURCHASE AGREEMENT


          COMMON STOCK PURCHASE AGREEMENT ("Agreement") made as of this 3rd day of December, 1997 between NORD PACIFIC LIMITED, a Bermuda corporation, with its principal offices at 22 Church Street, Hamilton HM11, Bermuda (the "Company") and MINERAL RESOURCES DEVELOPMENT COMPANY PTY LIMITED, a Papua New Guinea company, with an address at Pacific Place, 9th Floor, Cnr Musgrave Street and Champion Parade, Port Moresby, Papua New Guinea (the "Subscriber").

                                W I T N E S S E T H :

          WHEREAS, the Subscriber desires to acquire 600,000 shares (the "Shares") of common stock, $.05 par value per share, of the Company at US$4.50 per Share for an aggregate purchase price of $2,700,000 payable in PNG Kina equivalent calculated at the average exchange rate quoted by the Bank of Papua New Guinea for the two weeks prior to the date of this agreement (the "Purchase Price").

          WHEREAS, the Company is willing, subject to the terms and conditions set forth herein, to sell the Shares to the Subscriber for the Purchase Price.

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

          1.   SUBSCRIPTION FOR SECURITIES.

               1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the Shares from the Company for the Purchase Price and the company agrees to sell the Shares to the Subscriber for the Purchase Price. The Purchase Price is payable by the Subscriber concurrent with the execution and delivery of this Agreement to the company, by wire transfer to the escrow account set forth in Section 1.2 below.

               1.2 The Purchase Price shall be paid concurrently herewith in PNG Kina to an escrow account (the "Escrow Account") of Gadens Ridgeway Lawyers (the "Escrow Agent"), attorneys for the Company, at The Australia and New Zealand Banking Group (PNG) Limited ("ANZ Bank"), Ground Floor, Pacific Place, Cnr Musgrave Street and Champion Parade, Port Moresby, Account No. 364037-00.

               1.3 The Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that (i) none of the Shares have been registered under the United States Securities Act of 1933, as amended ("1933 Act"), and the Company has no obligation to register the Shares; (ii) an investment in the Shares is highly speculative; and (iii) the Subscriber may not be able to liquidate the Subscriber's investment.

               1.4 The Subscriber understands that the offer and sale of the Shares is being made pursuant to Regulation S promulgated under the 1933 Act and, accordingly, the stock certificate representing the Shares will contain the restrictive legend set forth below (the "Legend"):

          THE SECURITIES COVERED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (I) AS PART OF THE DISTRIBUTION UNDER THE ACQUISITION AGREEMENT PURSUANT TO WHICH THIS CERTIFICATE WAS ISSUED, AT ANY TIME, OR (II) OTHERWISE UNTIL FORTY (40) DAYS AFTER THE DATE OF ISSUANCE OF THIS CERTIFICATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.


          2.   CLOSING PROCEDURES.

               2.1 The following shall be the procedures for closing on the purchase and sale of the Shares:

                     2.1.1    The Subscriber shall, in accordance with Section
2.1 above, wire transfer the Purchase Price into the Escrow Account.

                     2.1.2 The Company shall execute the irrevocable instruction letter, the form of which is annexed hereto as EXHIBIT B, and forward it to American Stock Transfer & Trust Company, its United States transfer agent and registrar.

                     2.1.3 Upon receipt by the Escrow Agent of the original certificate for the Shares, the Escrow Agent shall deliver the original certificate to the Subscriber at the address set forth on the first page hereof. Concurrently therewith, the Escrow Agent shall transfer the Purchase Price from the Escrow Account to an account designated in writing by the Company (the "Closing").

                     2.1.4 In the event the Escrow Agent does not receive the Purchase Price by December 20, 1997, this Agreement shall terminate and neither party shall have any further obligation or liability to the other.

          3.   REPRESENTATIONS BY SUBSCRIBER.

               3.1 The Subscriber represents that the Subscriber is not a U.S. Person (as defined below), and that the Subscriber is able to bear the economic risk of an investment in the Shares. For purposes hereof, the term "U.S. Person" means (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;
(vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. Person principally for the purposes of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by Accredited Investors (as defined in Regulation D under the 1933 Act) who are not natural persons, estates or trusts.

               3.2 At the time the offer was made to the Subscriber to purchase the Shares, the Subscriber was not in the United States of America and at the time the Subscriber is executing this Agreement and at the time that the Subscriber pays the Purchase Price, the Subscriber is not and will not be in the United States of America.

               3.3 During the forty (40) day period following the Closing, the Subscriber will not offer or sell the Shares to a U.S. Person or for the account or benefit of a U.S. Person.

               3.4 The Subscriber has such knowledge and expertise in financial and business matters that the Subscriber is capable of evaluating the merits and risks involved in an investment in the Shares. The Subscriber acknowledges that the Subscriber has significant prior investment experience, including investment in non-listed and non-registered securities.

               3.5 The Subscriber understands that the Shares have not been registered under the 1933 Act and that the Shares may not be sold in the United States of America, to a U.S. Person, or for the account or benefit of a U.S. Person, unless the Shares are registered under the 1933 Act or an exemption from registration is available.

               3.6 The Subscriber consents to the placement of the Legend on the certificates for the Shares during the forty (40) day period following the Closing, indicating that the securities represented by such certificate may not be sold in the United States of America or to a U.S. Person or for the account or benefit of a U.S. Person.

               3.7 The Subscriber represents that the Subscriber is acquiring the Shares for its own account.

               3.8 The Subscriber represents that the address of Subscriber furnished by Subscriber on the first page hereof is the Subscriber's principal place of business.

               3.9 The Subscriber represents that Subscriber has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the company, and all such questions, if any, have been answered to the full satisfaction of the Subscriber; the Subscriber has had an opportunity to review the Company's Form 10-K for the fiscal year ended December 31, 1996, the Company's Form 10-Q for the quarter ended September 30, 1997, a copy of such Form 10-Q having been previously provided to Subscriber, and the Company's Annual Report for 1996 and Proxy Statement for its Annual Meeting of Shareholders for 1997 ("Public Documents").

               3.10 The Subscriber has full power and authority to execute and deliver this Agreement and to perform the obligations of the undersigned hereunder; and this Agreement is a legally binding obligation of the undersigned in accordance with its terms.

               3.11 No representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in this Agreement and the Public Documents and the results of an independent investigation by the Subscriber.


          4.   BROKER.

               4.1 Subscriber represents and warrants to the Company that it has not dealt with any broker, finder or other party entitled to a commission in connection with the purchase and sale of the Shares provided for by this Agreement other than Merrill Lynch Private (Australia) Limited of Brisbane, Australia ("Merrill Lynch") and Subscriber represents and warrants that the Company has no obligations to Merrill Lynch as a result of this Agreement. Subscriber hereby agrees to indemnify, defend and hold harmless the Subscriber against any breach of the foregoing representation by the Subscriber.


          5.   LISTING.

               5.1 The Company shall take such steps as are necessary to make application to list the Shares on the National Association of Securities Dealers Automated Quotation System, National Market and the Toronto Stock Exchange.

          6.   PUBLIC ANNOUNCEMENT.

               6.1 The parties hereto agree to coordinate the release of public information relating to this Agreement and, except as otherwise required by applicable law, rule or regulation, will not release any information without the prior written consent of the other party hereto.


          7.   REGARDING THE ESCROW AGENT.

               7.1 In the event that a dispute shall arise as to the disposition of the funds in the Escrow Account or any other funds held hereunder in escrow, Escrow Agent shall have the right, at its option, to either hold the same or deposit the same with a court of competent jurisdiction pending decision of such court, and Escrow Agent shall be entitled to rely upon the decision of such court.

               7.2 Escrow Agent shall have no liability whatsoever arising out of or in connection with its activity as Escrow Agent provided it does not act in bad faith and the Company and Subscriber jointly and severally agree to indemnify and hold harmless Escrow Agent from all loss, cost, claim, damage, liability and expense (including attorney's fees) which may be incurred by reason of its acting as Escrow Agent unless caused by Escrow Agent's bad faith.

               7.3 Any notice, demand or other communication to Escrow Agent hereunder shall be in writing and delivered to Gadens Ridgeway Lawyers, 12th Floor, Pacific Place, Cnr Musgrave Street and Champion Parade, Port Moresby, Papua New Guinea.

               7.4 Notwithstanding any dispute concerning the funds in the Escrow Account or this Agreement, Escrow Agent may represent the Company as the Company's legal counsel.


          8.   MISCELLANEOUS.

               8.1 All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, or (b) three (3) business days after the business day of deposit with the carrier, if sent for next business day delivery by an internationally recognized overnight delivery service (e.g., DHL, Federal Express).

               8.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

               8.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

               8.4 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York, United States of America. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York and they hereby submit to the exclusive jurisdiction of the courts of the State of New York and of the federal courts in New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in case of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

               8.5 This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Shares as herein provided.

               8.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

               8.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

               8.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


          TO BE COMPLETED BY SUBSCRIBER:
          For and on behalf of MINERAL RESOURCES DEVELOPMENT COMPANY PTY LIMITED by its authorized officer ILA TEMU:


          /s/ Ila Temu
          ------------
                         Managing Director


          /s/ Ashok Jain
          --------------
                         Signature of Witness

          Name and Address of Witness:

          Ashok Jain
          ----------

          Manager-Commercial
          ------------------

          MRDC
          ----

                                        SUBSCRIPTION ACCEPTED:
                                        NORD PACIFIC LIMITED


                                        By: /s/ Mark Welch
                                           ---------------
                                             Mark Welch
                                             Vice President Development

                                             Date:     December 3, 1997

                                        /s/ John Syriatowicz
                                        --------------------
                                        Signature of Witness

                                        Name and Address of Witness:

                                        John Syriatowicz
                                        207 Edinburgh Road
                                        Castlecrag NSW 2068
                                        Australia

                                      EXHIBIT B

                                 NORD PACIFIC LIMITED
                                   22 CHURCH STREET
                                    HAMILTON HM11





                                                       December __, 1997



American Stock Transfer & Trust Company
40 Wall Street
New York, New York  10005

          RE:  NORD PACIFIC LIMITED (THE "COMPANY")
               ------------------------------------

Ladies and Gentlemen:

     Concurrently herewith, Mineral Resources Development Company Pty Limited, a Papua New Guinea company ("Purchaser"), with an address at Pacific Place, 9th Floor, Cnr Musgrave Street and Champion Parade, Port Moresby, Papua, New Guinea, is acquiring from the Company, 600,000 shares (the "Shares") of common stock, $.05 par value per share, in a placement pursuant to Regulation S of the United States Securities Act of 1933, as amended. In connection therewith, you are instructed to issue to Purchaser a certificate for the Shares. The certificate for the Shares should be delivered by hand to our attorneys, Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022-4405. The certificate for the Shares should contain the restrictive legend set forth on EXHIBIT A annexed hereto.


     These instructions are irrevocable.

                                             Very truly yours,

                                             NORD PACIFIC LIMITED



                                        By:
                                           ------------------------------------
                                             W. Pierce Carson, President

                                      EXHIBIT A


          THE SECURITIES COVERED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (I) AS PART OF THE DISTRIBUTION UNDER THE ACQUISITION AGREEMENT PURSUANT TO WHICH THIS CERTIFICATE WAS ISSUED, AT ANY TIME, OR (II) OTHERWISE UNTIL FORTY (40) DAYS AFTER THE DATE OF ISSUANCE OF THIS CERTIFICATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.